                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
    6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       FRIEDE GOLDMAN INTERNATIONAL INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

   --------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

   --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   --------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

   --------------------------------------------------------------------------

  (5) Total fee paid:
   --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

   --------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

   --------------------------------------------------------------------------

  (3) Filing Party:

   --------------------------------------------------------------------------

  (4) Date Filed:
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


                                 FRIEDE GOLDMAN INTERNATIONAL
                ---------------------------------------------------------------
                         HOUSTON . NEW ORLEANS . JACKSON . PASCAGOULA

                                January 5, 1998

To Our Stockholders:

  On behalf of the Board of Directors, I cordially invite all stockholders to attend the Special Meeting of Stockholders of Friede Goldman International Inc. (the "Company") to be held on Friday, January 16, 1998, at 9:00 a.m. at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201. Proxy materials, which include a Notice of the Meeting, and a proxy card, are enclosed with this letter.

  At the Special Meeting, stockholders will be asked to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock, par value $0.01 per share. The Board of Directors of the Company has determined that the proposed amendment to the Company's Certificate of Incorporation is in the best interests of the Company. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION.

  It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly in the enclosed postage paid envelope. If you attend the Special Meeting, you may revoke your proxy and vote in person if you wish, even though you may have previously returned your proxy. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

                                          Sincerely,

                                          /s/ J. L. Holloway
                                          --------------------
                                          J. L. Holloway
                                          Chairman of the Board of Directors,
                                          President and Chief Executive
                                           Officer

 Bank of Mississippi Building . Suite 402 . 525 East Capitol Street . Jackson,
                               Mississippi 39201
          Telephone: 601.352.1107 . Facsimile: 601.352.0588 . E-mail:
                              FGII@compuserve.com

                       FRIEDE GOLDMAN INTERNATIONAL INC.
                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 16, 1998

                               ----------------

TO THE STOCKHOLDERS:

  The Special Meeting of Stockholders of Friede Goldman International Inc. (the "Company") will be held at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201 at 9:00 a.m. on Friday, January 16, 1998, for the following purposes:

  1. To consider and act upon a proposal of the Board of Directors of the Company to approve and adopt the Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 125,000,000.

  2. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

  The close of business on Tuesday, December 23, 1997, has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. We urge you to sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote personally on all matters brought before the meeting.

                                          By Order of the Board of Directors,

                                          /s/ James A. Lowe, III
                                          -----------------------------
                                          James A. Lowe, III
                                          General Counsel and Secretary

Jackson, Mississippi
January 5, 1998

                       FRIEDE GOLDMAN INTERNATIONAL INC.
                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 16, 1998

                               ----------------

  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friede Goldman International Inc., a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders or any postponement or adjournment thereof (the "Special Meeting") to be held at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201 at 9:00 a.m. on Friday, January 16, 1998, for those purposes set forth in the notice attached hereto. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about January 5, 1998.

VOTING AND VOTE REQUIRED

  The presence of the holders of a majority of the issued and outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), entitled to vote at the Special Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Special Meeting. If there are not sufficient shares represented in person or by proxy at the Special Meeting to constitute a quorum, the Special Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Abstentions are counted as "shares present" at the meeting for purposes of determining the presence of a quorum while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered "shares present" with respect to any matter. A proxy will be voted in the manner specified on the proxy, or if no manner is specified, it will be voted in favor of the proposal set forth in the notice attached hereto.

  Each share of Common Stock entitles the holder to one vote on each matter presented at the Special Meeting. The approval of the proposal will require the affirmative vote of holders of a majority of the shares present in person or represented by duly executed proxy at the Special Meeting and entitled to vote on the subject matter. In determining the number of votes cast, shares abstaining from voting or not voted will not be counted as votes cast.

RECORD DATE AND SHARES OF COMMON STOCK OUTSTANDING

  The Board of Directors has fixed the close of business on December 23, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. At the close of business on the record date, the Company had outstanding and entitled to vote 24,405,046 shares of its Common Stock. There are no other classes of voting securities of the Company outstanding.

REVOCATION OF PROXY

  Stockholders submitting proxies may revoke them at any time before they are voted on by (i) notifying James A. Lowe, III, Secretary of the Company, in writing of such revocation, (ii) by execution of a subsequent proxy sent to Mr. Lowe, or (iii) by attending the Special Meeting in person and giving notice of revocation. Notices to Mr. Lowe referenced in (i) and (ii) should be directed to James A. Lowe, III, Secretary, Friede Goldman International Inc., 525 E. Capitol Street, Suite 402, Jackson, Mississippi 39201.

    PROPOSED AMENDMENT TO THE COMPANY'S AMENDEDAND RESTATED CERTIFICATE OF
                           INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

  The Board of Directors of the Company believes it would be advantageous to amend Article FOURTH of the Company's Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to 125,000,000 (the "Amendment"). The Amendment would change the first paragraph of Article Fourth of the Company's Amended and Restated Certificate of Incorporation, as amended, to read as follows:

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, par value $0.01 per share, and 125,000,000 shares shall be Common Stock, par value $0.01 per share.

  The Board of Directors believes that it is necessary to have a reserve of authorized shares available for issuance from time to time to meet the financing requirements of the Company, including their issuance in connection with share dividends or share splits, in connection with the acquisition of one or more businesses or for other corporate purposes not now determinable. The proposed increase in the number of authorized shares of Common Stock is designed to provide the Company with additional flexibility in pursuing its long-range business objectives. Although there are no present plans which would result in the need for additional shares of Common Stock to be issued, management is continually considering the desirability of corporate actions which might create such a need. Frequently, opportunities arise that require prompt issuance of shares. A delay occasioned by the need for stockholder approval of an amendment to increase the authorized shares, even though stockholders' approval is not required for the specific transaction, could be detrimental to the Company and its stockholders. If this proposal is approved by the Company's stockholders, the Board of Directors would have the authority to issue the additional authorized shares of Common Stock without the requirement for any further vote or other action on the part of the stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. THE SHARES OF COMMON STOCK REPRESENTED BY RETURNED PROXY CARDS WILL BE VOTED FOR SUCH PROPOSAL UNLESS OTHERWISE SPECIFIED.

                            PRINCIPAL STOCKHOLDERS

  The following table, together with the accompanying footnotes, sets forth information, as of December 23, 1997, regarding share ownership of all persons known by the Company to own 5% or more of the outstanding shares of Common Stock, and all executive officers and directors of the Company.

                                                          SHARES OF
                                                         COMMON STOCK  PERCENT
                                                         BENEFICIALLY    OF
                                                           OWNED(1)   OWNERSHIP
                                                         ------------ ---------
J.L. Holloway(2)........................................  10,800,002    44.3%
Carl M. Crawford........................................   1,572,870     6.4%
Richard L. Marler(3)....................................          --      --
Ronald W. Schnoor(3)....................................     585,262     2.4%
James A. Lowe, III(3)...................................     113,640       *
John F. Alford(3).......................................      56,820       *
Bruce G. Malcolm(3).....................................         200       *
Jerome L. Goldman.......................................      20,002       *
Raymond E. Mabus, Jr. ..................................          --      --
Howell W. Todd..........................................          --      --
Alan A. Baker(4)........................................          --      --
John G. Corlew(4).......................................          --      --
T. Jay Collins(4).......................................          --      --
All executive officers and directors as a group (13
 persons)...............................................  13,148,796    53.9%

--------
*  Less than one percent.
(1) Excludes shares of Common Stock issuable pursuant to stock options not exercisable within 60 days of the date of this Proxy Statement.
(2) Includes 3,841,000 shares of Common Stock owned by a limited partnership of which Mr. Holloway is a general partner.
(3)  Resigned from the Board of Directors in December 1997.
(4) Elected to the Board of Directors in October 1997.

SOLICITATION EXPENSES

  The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

OTHER MATTERS

  The Board of Directors knows of no matters that are expected to be presented at the Special Meeting other than those described in this proxy statement. Should any other matter properly come before the Special Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

                                          By order of the Board of Directors,

                                          /s/ James A. Lowe, III
                                          -----------------------------
                                          James A. Lowe, III
                                          General Counsel and Secretary

Jackson, Mississippi
January 5, 1998

PROXY
                       FRIEDE GOLDMAN INTERNATIONAL INC.
                        SPECIAL MEETING OF STOCKHOLDERS

    SOLICITED BY THE BOARD OF DIRECTORS OF FRIEDE GOLDMAN INTERNATIONAL INC.

  The undersigned hereby appoints J. L. Holloway and James A. Lowe, III, and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Friede Goldman International Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders thereof to be held on January 16, 1998, or at any adjournment or postponement thereof, as follows:

  Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

   Please check the following box if you plan to attend the Annual Meeting of
                          Stockholders in person. [_]

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

  PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                  SEE REVERSE
                                                                     SIDE



[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.



1. ADOPTION OF AMENDMENT TO COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK

FOR [_]   AGAINST [_]   ABSTAIN [_]



SIGNATURE(S) ______________________________________________________  DATE , 1998

NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. Executors, administrators, trustees, etc., should give their full titles.